UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) January 22, 2003
                                                      ----------------


                              Snap-on Incorporated
             (Exact name of registrant as specified in its charter)


         Delaware                         1-7724                 39-0622040
         --------                         ------                 ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
          -------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (262) 656-5200
                                                      ---------------





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Item 7. Financial Statements and Exhibits
------- ---------------------------------
(c) Exhibits

     99   Press Release of Snap-on Incorporated, dated January 22, 2003



Item 9. Regulation FD Disclosure
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On January 22, 2003, Snap-on Incorporated (the "Corporation") issued a press release entitled "Snap-on Reports Fourth-quarter EPS of $0.56 and Full-year 2002 EPS of $1.81; Strong 2002 Cash Flow Benefits from Operational Fitness Initiatives; 10%-15% Earnings Growth Expected for 2003." The text of the press release is filed herewith as Exhibit 99 and incorporated herein by reference. The press release also contains cautionary statements identifying important factors that could cause actual results of the Corporation to differ materially from those described in any forward-looking statement of the Corporation.



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                                                                   EXHIBIT INDEX

        Exhibit Number     Description
        --------------     -----------
        99                 Press Release of Snap-on Incorporated, dated
                           January 22, 2003



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 SNAP-ON INCORPORATED



Date:  January 22, 2003          By:       /s/ Martin M. Ellen
                                    --------------------------------------------
                                 Martin M. Ellen, Principal Financial Officer,
                                 Senior Vice President - Chief Financial Officer


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